                                                                   Exhibit 10.1
================================================================================


                                CREDIT AGREEMENT

                         dated as of February 17, 1999

                                  by and among

                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,

                        the Lenders referred to herein,

                       FIRST UNION CAPITAL MARKETS CORP.,
                                  as Arranger

                                      and

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent

================================================================================

                               TABLE OF CONTENTS


ARTICLE I  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .  1
           -----------
SECTION 1.1         Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                    -----------
SECTION 1.2         General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                    -------
SECTION 1.3         Other Definitions and Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                    --------------------------------
ARTICLE II  REVOLVING CREDIT FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
            -------------------------
SECTION 2.1         Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                    -----
SECTION 2.2         Procedure for Advances of Revolving Credit and Swingline Loans  . . . . . . . . . . . .  13
                    --------------------------------------------------------------
SECTION 2.3         Repayment of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                    ------------------
SECTION 2.4         Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                    -----
SECTION 2.5         Permanent Reduction of the Aggregate Commitment   . . . . . . . . . . . . . . . . . . .  15
                    -----------------------------------------------
SECTION 2.6         Termination of Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                    ------------------------------
SECTION 2.7         Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                    ---------------
SECTION 2.8         Increase in Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                    -----------------------
ARTICLE III  LETTER OF CREDIT FACILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
             -------------------------
SECTION 3.1         L/C Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                    --------------
SECTION 3.2         Procedure for Issuance of Letters of Credit   . . . . . . . . . . . . . . . . . . . . .  17
                    -------------------------------------------
SECTION 3.3         Commissions and Other Charges   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                    -----------------------------
SECTION 3.4         L/C Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                    ------------------
SECTION 3.5         Reimbursement Obligation of the Borrower  . . . . . . . . . . . . . . . . . . . . . . .  19
                    ----------------------------------------
SECTION 3.6         Obligations Absolute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                    --------------------
SECTION 3.7         Effect of Application   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                    ---------------------
ARTICLE IV  GENERAL LOAN PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
            -----------------------
SECTION 4.1         Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                    --------
SECTION 4.2         Notice and Manner of Conversion or Continuation of Loans  . . . . . . . . . . . . . . .  22
                    --------------------------------------------------------
SECTION 4.3         Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                    ----
SECTION 4.4         Manner of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                    -----------------
SECTION 4.5         Crediting of Payments and Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                    ----------------------------------
SECTION 4.6         Adjustments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                    -----------
SECTION 4.7         Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption
                    --------------------------------------------------------------------------
                    by the Administrative Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                    -----------------------------
SECTION 4.8         Changed Circumstances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                    ---------------------
SECTION 4.9         Indemnity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                    ---------
SECTION 4.10       Capital Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                   --------------------
SECTION 4.11       Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                   -----
SECTION 4.12       Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                   --------
SECTION 4.13       Change in Lending Office   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                   ------------------------
ARTICLE V  CLOSING; CONDITIONS OF CLOSING AND BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . 29
           --------------------------------------------

SECTION 5.1         Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                    -------
SECTION 5.2         Conditions to Closing and Initial Extensions of Credit  . . . . . . . . . . . . . . . .  30
                    ------------------------------------------------------
SECTION 5.3         Conditions to All Extensions of Credit  . . . . . . . . . . . . . . . . . . . . . . . .  34
                    --------------------------------------
ARTICLE VI  REPRESENTATIONS AND WARRANTIES OF THE BORROWER  . . . . . . . . . . . . . .  . . . . . . . . . . 35
            ----------------------------------------------
SECTION 6.1         Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                    ------------------------------
SECTION 6.2         Survival of Representations and Warranties, Etc   . . . . . . . . . . . . . . . . . . .  42
                    -----------------------------------------------
ARTICLE VII  FINANCIAL INFORMATION AND NOTICES  . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 42
             ---------------------------------
SECTION 7.1         Financial Statements and Projections  . . . . . . . . . . . . . . . . . . . . . . . . .  42
                    ------------------------------------
SECTION 7.2         Officer's Compliance Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                    --------------------------------
SECTION 7.3         Accountants' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                    ------------------------
SECTION 7.4         Other Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                    -------------
SECTION 7.5         Notice of Litigation and Other Matters  . . . . . . . . . . . . . . . . . . . . . . . .  44
                    --------------------------------------
SECTION 7.6         Accuracy of Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                    -----------------------
ARTICLE VIII  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 45
              ---------------------
SECTION 8.1         Preservation of Corporate Existence and Related Matters   . . . . . . . . . . . . . . .  45
                    -------------------------------------------------------
SECTION 8.2         Maintenance of Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                    -----------------------
SECTION 8.3         Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                    ---------
SECTION 8.4         Accounting Methods and Financial Records  . . . . . . . . . . . . . . . . . . . . . . .  45
                    ----------------------------------------
SECTION 8.5         Payment and Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . .  46
                    --------------------------------------
SECTION 8.6         Compliance With Laws and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                    ----------------------------------
SECTION 8.7         Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                    ------------------
SECTION 8.8         Compliance with ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                    ---------------------
SECTION 8.9         Compliance With Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                    ----------------------------------
SECTION 8.10       Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                   -------------------
SECTION 8.11       Visits and Inspections   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                   ----------------------
SECTION 8.12       Guarantors and Additional Collateral   . . . . . . . . . . . . . . . . . . . . . . . . .  47
                   ------------------------------------
SECTION 8.13       Year 2000 Compatibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                   -----------------------
SECTION 8.14       Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                   ------------------
ARTICLE IX  FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 49
            -------------------
SECTION 9.1         Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                    --------------
SECTION 9.2         Interest Coverage Ratio   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                    -----------------------
SECTION 9.3         Minimum Net Worth   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                    -----------------
ARTICLE X  NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 49
           ------------------
SECTION 10.1       Limitations on Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                   -------------------
SECTION 10.2       Limitations on Guaranty Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                   -----------------------------------
SECTION 10.3       Limitations on Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                   --------------------
SECTION 10.4       Limitations on Loans, Advances, Investments and Acquisitions   . . . . . . . . . . . . .  51
                   ------------------------------------------------------------
SECTION 10.5       Limitations on Mergers and Liquidation   . . . . . . . . . . . . . . . . . . . . . . . .  53
                   --------------------------------------
SECTION 10.6       Limitations on Sale of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                   -----------------------------

SECTION 10.7       Limitations on Dividends and Distributions   . . . . . . . . . . . . . . . . . . . . . .  54
                   ------------------------------------------
SECTION 10.8       Limitations on Exchange and Issuance of Capital Stock  . . . . . . . . . . . . . . . . .  54
                   -----------------------------------------------------
SECTION 10.9       Transactions with Affiliates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   ----------------------------
SECTION 10.10      Certain Accounting Changes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   --------------------------
SECTION 10.11      Amendments; Payments and Prepayments of Subordinated Debt  . . . . . . . . . . . . . . .  54
                   ---------------------------------------------------------
SECTION 10.12      Restrictive Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   ----------------------
ARTICLE XI  DEFAULT AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 55
            --------------------
SECTION 11.1       Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                   -----------------
SECTION 11.2       Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                   --------
SECTION 11.3       Rights and Remedies Cumulative; Non-Waiver; etc  . . . . . . . . . . . . . . . . . . . .  58
                   -----------------------------------------------
ARTICLE XII  THE ADMINISTRATIVE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . 58
             ------------------------
SECTION 12.1       Appointment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                   -----------
SECTION 12.2       Delegation of Duties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                   --------------------
SECTION 12.3       Exculpatory Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                   ----------------------
SECTION 12.4       Reliance by the Administrative Agent   . . . . . . . . . . . . . . . . . . . . . . . . .  59
                   ------------------------------------
SECTION 12.5       Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                   -----------------
SECTION 12.6       Non-Reliance on the Administrative Agent and Other Lenders   . . . . . . . . . . . . . .  60
                   ----------------------------------------------------------
SECTION 12.7       Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                   ---------------
SECTION 12.8       The Administrative Agent in Its Individual Capacity  . . . . . . . . . . . . . . . . . .  61
                   ---------------------------------------------------
SECTION 12.9       Resignation of the Administrative Agent; Successor Administrative Agent  . . . . . . . .  61
                   -----------------------------------------------------------------------
SECTION 12.10      The Administrative Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                   ------------------------
ARTICLE XIII  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . 62
              -------------
SECTION 13.1       Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                   -------
SECTION 13.2       Expenses; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                   -------------------
SECTION 13.3       Set-off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                   -------
SECTION 13.4       Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                   -------------
SECTION 13.5       Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                   -----------------------
SECTION 13.6       Binding Arbitration; Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . .  64
                   -----------------------------------------
SECTION 13.7       Reversal of Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                   --------------------
SECTION 13.8       Injunctive Relief; Punitive Damages  . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                   -----------------------------------
SECTION 13.9       Accounting Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                   ------------------
SECTION 13.10      Successors and Assigns; Participations   . . . . . . . . . . . . . . . . . . . . . . . .  67
                   --------------------------------------
SECTION 13.11      Amendments, Waivers and Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                   --------------------------------
SECTION 13.12      Performance of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                   ---------------------
SECTION 13.13      All Powers Coupled with Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                   --------------------------------
SECTION 13.14      Survival of Indemnities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                   -----------------------
SECTION 13.15      Titles and Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                   -------------------
SECTION 13.16      Severability of Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                   --------------------------
SECTION 13.17      Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                   ------------
SECTION 13.18      Term of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                   -----------------
SECTION 13.19      Inconsistencies with Other Documents; Independent Effect of Covenants  . . . . . . . . .  71
                   ---------------------------------------------------------------------

EXHIBITS
--------
Exhibit A                 -       Form of Note
Exhibit B                 -       Form of Notice of Borrowing
Exhibit C                 -       Form of Notice of Account Designation
Exhibit D                 -       Form of Notice of Prepayment
Exhibit E                 -       Form of Notice of Conversion/Continuation
Exhibit F                 -       Form of Officer's Compliance Certificate
Exhibit G                 -       Form of Assignment and Acceptance
Exhibit H                 -       Form of Guaranty and Collateral Agreement
Exhibit I-1               -       Form of Commitment Increase Supplement
Exhibit I-2               -       Form of New Lender Supplement

SCHEDULES
---------
Schedule 1.1              -       Lenders and Commitments
Schedule 6.1(a)           -       Jurisdictions of Organization and Qualification
Schedule 6.1(b)           -       Subsidiaries and Capitalization
Schedule 6.1(i)           -       ERISA Plans
Schedule 6.1(l)           -       Material Contracts
Schedule 6.1(m)           -       Labor and Collective Bargaining Agreements
Schedule 6.1(t)           -       Debt and Guaranty Obligations
Schedule 6.1(u)           -       Litigation
Schedule 6.1(w)           -       Communications Licenses
Schedule 8.12(c)          -       Leased Sites
Schedule 10.3             -       Existing Liens
Schedule 10.4             -       Existing Loans, Advances and Investments

    CREDIT AGREEMENT, dated as of the 17th day of February, 1999, by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the Lenders who are or may become a party to this Agreement, FIRST UNION CAPITAL MARKETS CORP., as Arranger, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

                              STATEMENT OF PURPOSE

      The Borrower has requested, and the Lenders have agreed, to extend certain credit facilities to the Borrower on the terms and conditions of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

      "Administrative Agent" means First Union in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to
Section 12.9.

      "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1(c).

      "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

      "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to Section 8.12(d) or the other applicable terms hereof. On the Closing Date, the Aggregate Commitment shall be One Hundred Million Dollars ($100,000,000).

      "Agreement" means this Credit Agreement, as amended, restated or otherwise modified.

      "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators including Communications Law.

      "Applicable Margin" shall have the meaning assigned thereto in Section 4.1(c).

      "Application" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

      "Arranger" means First Union Capital Markets Corp., as arranger hereunder.

      "Asset Purchase Agreement" means the Asset Purchase Agreement between the Borrower, as buyer, and Netcom, as seller dated January 5, 1999, and as in effect on the Closing Date and any subsequent material modifications thereto which have been approved by the Administrative Agent in its reasonable discretion.

      "Assignment and Acceptance" shall have the meaning assigned thereto in
Section 13.10.

      "Available Commitment" shall equal the lesser of (a) $85,000,000 or
(b) the Aggregate Commitment, until the earlier to occur of (i) the date on which the Borrower complies with the requirements of Section 8.12(c) or (ii) the date which is the ninety-first (91st) day after the Closing Date, at which time the Available Commitment shall equal the Aggregate Commitment.

      "Base Rate" means, at any time, the higher of (a) the Prime Rate and
(b) the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

      "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a).

      "Borrower" means MindSpring Enterprises, Inc., a Delaware corporation, in its capacity as borrower hereunder.

      "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

      "Capital Asset" means, with respect to the Borrower and its Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrower and its Subsidiaries.

      "Capital Lease" means, with respect to the Borrower and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Borrower and its Subsidiaries.

      "Change in Control" shall have the meaning assigned thereto in Section 11.1(i).

      "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 5.2 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent, in its sole discretion or as provided therein.

      "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

      "Collateral" shall have the meaning assigned thereto in the Guaranty and Collateral Agreement.

      "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to and issue or participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

      "Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all of the Lenders.

      "Communications Law" means the Communications Act of 1934, as amended, and all rules and regulations thereunder, or any successor statute or statutes thereto (including, without limitation, the Telecommunications Act of 1996) and all rules and regulations issued by the FCC thereunder, as amended or supplemented from time to time.

      "Communications License" means any local telecommunications, long distance telecommunications, or other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by the FCC or other applicable federal Governmental Authority or any state, provincial or other regulatory agency pertaining to the provision of internet service, including, without limitation, any of the foregoing authorizing or permitting the acquisition, construction or operation of any network facilities.

      "Consolidated" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

      "Credit Facility" means the collective reference to the Revolving Credit Facility and the L/C Facility.

      "Debt" means, with respect to the Borrower and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds including any accrued interest arising as a result of interest deferrals, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables arising in the ordinary course of business not more than ninety
(90) days past due (excluding such trade payables which are being contested in good faith and for which adequate reserves are maintained to the extent required by GAAP), (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person and (h) all obligations incurred by any such Person pursuant to Hedging Agreements.

      "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

      "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

      "EBITDA" means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) net income for such period plus (b) the sum of the following to the extent deducted in determining net income: (i) income and franchise taxes, (ii) interest expense, (iii) amortization, depreciation and other non-cash charges less (c) interest income and any extraordinary gains. EBITDA shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to include on a pro forma basis as of the first day of any calculation period any acquisition consummated during such period in accordance with this Agreement and exclude on a pro forma basis as of the first day of any calculation any Subsidiary or assets sold during such period in accordance with this Agreement.

      "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by the Borrower and the Administrative Agent.

      "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

      "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

      "ERISA Affiliate" means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

      "Eurodollar Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

      "Event of Default" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

      "Extensions of Credit" means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

      "FCC" means the Federal Communications Commission or any successor Governmental Authority.

      "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

      "Federal Funds Rate" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.


      "First Union" means First Union National Bank, a national banking association, and its successors.

      "Fiscal Year" means the fiscal year of the Borrower and its Subsidiaries ending on December 31.

      "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Borrower and its Subsidiaries.

      "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

      "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "Guarantors" means the Subsidiaries of the Borrower who have executed or joined the Guaranty and Collateral Agreement; "Guarantor" means any of such Guarantors.

      "Guaranty and Collateral Agreement" means that certain Guaranty and Collateral Agreement of even date executed by the Borrower substantially in the form of Exhibit H hereto, as amended, restated or otherwise modified, including all joinders thereto executed by any Guarantors after the Closing Date.

      "Guaranty Obligation" means, with respect to the Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

      "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Applicable Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Applicable Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval,
(e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

      "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

      "Intercompany Debt" means any Debt among (a) the Borrower and its Subsidiaries or (b) any Subsidiaries of the Borrower.

      "Interest Expense" means, for any period, total interest expense (including, without limitation, interest expense attributable to Capital Leases) determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP.

      "Interest Period" shall have the meaning assigned thereto in Section
4.1(b).

      "Issuing Lender" means any Lender hereunder, in its capacity as issuer of any Letter of Credit, or any successor thereto.

      "L/C Commitment" means the lesser of (a) Ten Million Dollars ($10,000,000) and (b) the Aggregate Commitment.

      "L/C Facility" means the letter of credit facility established pursuant to Article III hereof.

      "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

      "L/C Participants" means the collective reference to all the Lenders other than the Issuing Lender.

      "Leased Sites" shall have the meaning assigned thereto in Section
8.12(c).

      "Lender" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.10(b).

      "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans.

      "Letters of Credit" shall have the meaning assigned thereto in Section
3.1.

      "Leverage Ratio" shall have the meaning assigned thereto in Section
9.1.

      "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. If, for any reason, such rate does not appear on Telerate Page 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

      "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

         LIBOR Rate =             LIBOR
                      ------------------------------
                      1.00-Eurodollar Reserve Percentage

      "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 4.1(a).

      "Lien" means, with respect to any asset, any mortgage, lien pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

      "Loan Documents" means, collectively, this Agreement, the Notes, the Applications, any Hedging Agreement with any Lender (which such Hedging Agreement is permitted or required hereunder), the Guaranty and Collateral Agreement and each other document, instrument, certificate and agreement executed and delivered by the Borrower or its Subsidiaries in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

      "Loan Parties" means the collective reference to the Borrower and the Guarantors.

      "Loans" means any revolving loan made to the Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires.

      "Material Adverse Effect" means, with respect to the Borrower and its Subsidiaries, taken as a whole, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of such Persons or the ability of such Persons to perform their respective obligations under the Loan Documents or Material Contracts, in each case to which they are a party.

      "Material Contract" means (a) any contract or other agreement, written or oral, of the Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum, or (b) any other contract or agreement, written or oral, of the Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

      "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

      "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or other disposition of assets, the gross cash proceeds received by the Borrower or any of its Subsidiaries from such sale less the sum of (i) all income taxes and other taxes assessed by a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of capital stock or issuance of Debt, the gross cash proceeds received by the Borrower or any of its Subsidiaries therefrom less all legal, underwriting and other fees and expenses incurred in connection therewith and
(c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Borrower or its Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all expenses of collection.

      "Netcom" means NETCOM On-Line Communications Services, Inc., a Delaware corporation.

      "Netcom Acquisition" means the acquisition by the Borrower of certain assets of Netcom in accordance with the Asset Purchase Agreement.

      "Net Worth" means, at any date of determination, the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting the treasury stock) of the Borrower and its Subsidiaries as set forth on the Consolidated balance sheet thereof, in each case, as determined and prepared in accordance with GAAP.

      "Notes" means the collective reference to the Notes made by the Borrower payable to the order of each Lender, substantially in the form of Exhibit A hereto, evidencing the Revolving

Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Note" means any of such Notes.

      "Notice of Account Designation" shall have the meaning assigned thereto in Section 2.2(b).

      "Notice of Borrowing" shall have the meaning assigned thereto in Section 2.2(a).

      "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 4.2.

      "Notice of Prepayment" shall have the meaning assigned thereto in Section 2.3(c).

      "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all payment and other obligations owing by the Borrower to any Lender or the Administrative Agent under any Hedging Agreement with any Lender (which Hedging Agreement is permitted or required hereunder), and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.

      "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 7.2.

      "Other Taxes" shall have the meaning assigned thereto in Section 4.11(b).

      "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

      "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any of its current or former ERISA Affiliates.

      "Permitted Acquisition" shall have the meaning assigned thereto in
Section 10.4(c).

      "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

      "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

      "Register" shall have the meaning assigned thereto in Section 13.10(d).

      "Reimbursement Obligation" means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

      "Required Lenders" means, at any date, any combination of holders of at least fifty-one percent (51%) of the aggregate unpaid principal amount of the Notes, or if no amounts are outstanding under the Notes, any combination of Lenders whose Commitment Percentages aggregate at least fifty-one percent (51%).

      "Responsible Officer" means any of the following: the chief executive officer or chief financial officer of the Borrower or any other officer of the Borrower reasonably acceptable to the Administrative Agent.

      "Revolving Credit Facility" means the revolving credit facility established pursuant to Article II hereof.

      "Security Documents" means the collective reference to the Guaranty and Collateral Agreement and each other agreement or writing pursuant to which the Borrower or any Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Obligations or any such Person purports to guaranty the payment and/or performance of the Obligations.

      "Solvent" means, as to the Borrower and its Subsidiaries, taken as a whole, on a particular date, that such Persons (a) have capital sufficient to carry on their business and transactions and all business and transactions in which they are about to engage and are able to pay their debts as they mature,
(b) own property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay their probable liabilities (including contingencies), and (c) do not believe that they will incur debts or liabilities beyond their ability to pay such debts or liabilities as they mature.

      "Subordinated Debt" means the collective reference to Debt on Schedule 6.1(t) hereof designated as Subordinated Debt and any other Debt of the Borrower or any Subsidiary contractually subordinated in right and time of payment to the Obligations on terms and conditions (including, without limitation, amount, interest rate, amortization and maturity) satisfactory to the Required Lenders.

      "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent
(50%) of the outstanding capital stock
or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower.

      "Taxes" shall have the meaning assigned thereto in Section 4.11(a).

      "Termination Date" means the earliest of the dates referred to in Section 2.6.

      "Termination Event" means: (a) a "Reportable Event" described in Section 4043 of ERISA, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under
Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

      "Total Debt" means, as of any date of determination with respect to the Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Debt of the Borrower and its Subsidiaries.

      "Uniform Customs" the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500.

      "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina, as amended, restated or otherwise modified.

      "United States" means the United States of America.

      "Wholly-Owned" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly-Owned Subsidiaries.

      SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

      SECTION 1.3       Other Definitions and Provisions.

      (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

      (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


                                   ARTICLE II

                           REVOLVING CREDIT FACILITY

      SECTION 2.1 Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrower from time to time from the Closing Date through the Termination Date as requested by the Borrower in accordance with the terms of Section 2.2; provided, that (a) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the Available Commitment or (ii) the Aggregate Commitment, in each case, less the sum of all outstanding L/C Obligations and (b) the principal amount of outstanding Loans from any Lender to the Borrower shall not at any time exceed such Lender's Commitment less such Lender's Commitment Percentage of outstanding L/C Obligations. Each Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Loans hereunder until the Termination Date.

      SECTION 2.2       Procedure for Advances of Revolving Credit and
Swingline Loans.

      (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the maximum amount then available to the Borrower pursuant to Section 2.1, or if less, (x) with respect to Base Rate

Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (C) whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

      (b) Disbursement of Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form of Exhibit C hereto (a "Notice of Account Designation") delivered by the Borrower to the Administrative Agent or may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section 2.2 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan.

      SECTION 2.3              Repayment of Loans.

      (a) Repayment on Termination Date. The Borrower shall repay the outstanding principal amount of all Loans in full on the Termination Date, with all accrued but unpaid interest thereon.

      (b) Mandatory Repayment of Excess Loans. If at any time the outstanding principal amount of all Loans exceeds the lesser of (i) the Available Commitment or (ii) the Aggregate Commitment, less, in each case, the sum of all outstanding L/C Obligations, the Borrower shall (i) repay the Loans immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders or (ii) furnish cash collateral reasonably satisfactory to the Administrative Agent and/or repay the L/C Obligations in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 11.2(b). Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

      (c) Optional Repayments. The Borrower may at any time and from time to time repay the Loans, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day irrevocable notice with respect to Base Rate Loans in the form attached hereto as Exhibit D (a "Notice of Prepayment") specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans or Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans and $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

      (d) Limitation on Repayment of LIBOR Rate Loans. The Borrower may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

      SECTION 2.4 Notes. Each Lender's Loans and the obligation of the Borrower to repay such Loans shall be evidenced by a separate Note executed by the Borrower payable to the order of such Lender representing the Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Loans made and to be made by such Lender to the Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 4.1.

      SECTION 2.5       Permanent Reduction of the Aggregate Commitment.

      (a) Voluntary Permanent Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Aggregate Commitment at any time or (ii) portions of the Aggregate Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof.

      (b) Mandatory Permanent Reductions. The Aggregate Commitment and the Available Commitment shall be permanently reduced by the following amounts on the corresponding dates as follows:

              (i) Insurance Proceeds. One hundred percent (100%) of Net Cash Proceeds received by the Borrower or any Subsidiary thereof in excess of $1,000,000 in the aggregate during any twelve (12) month period or $5,000,000 in the aggregate during the term of this Agreement under any policy of insurance; provided, that so long as no Default or Event of Default then exists, such Net Cash Proceeds may be used to finance the repair or replacement of damaged assets or to purchase like assets within one hundred and twenty days (120) after receipt thereof;

              (ii) Sale of Assets. One hundred percent (100%) of Net Cash Proceeds received by the Borrower or any Subsidiary thereof in connection with the sale of assets (other than a sale of assets permitted pursuant to Sections 10.6(a)-(d)); provided, that so long as no Default or Event of Default then exists, such Net Cash Proceeds may be used to purchase like assets within one hundred and twenty (120) days after receipt thereof; and

               (iii) Proceeds from Debt Offerings. One hundred percent (100%) of Net Cash Proceeds from any Debt issued by the Borrower or any Subsidiary thereof within three (3) Business Days of receipt thereof by the Borrower or such Subsidiary.

      (c) Additional Payments. Each permanent reduction permitted or required pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Extensions of Credit of the Lenders after such reduction to the Aggregate Commitment as so reduced and if the Aggregate Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Any reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Commitments and Credit Facility. Such cash collateral shall be applied in accordance with Section 11.2(b). If the reduction of the Aggregate Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

      SECTION 2.6 Termination of Credit Facility. The Credit Facility shall terminate on the earliest of (a) February 17, 2002, (b) the date of termination by the Borrower pursuant to Section 2.5, and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to
Section 11.2(a).

      SECTION 2.7 Use of Proceeds. The Borrower shall use the proceeds of the Extensions of Credit (a) to finance Permitted Acquisitions pursuant to
Section 10.4(c), (b) to finance the Netcom Acquisition, and (c) for working capital and general corporate requirements of the Borrower and its Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions contemplated herein.

      SECTION 2.8 Increase in Commitments. Subject to Section 8.12(d), the Borrower shall have the right, on thirty (30) calendar days' prior written notice to the Administrative Agent, so long as no Default or Event of Default shall have occurred and be continuing (or would result therefrom), with the consent of the Required Lenders to increase the total amount of the Aggregate Commitments hereunder by (a) first, accepting the offer of any existing Lender or Lenders to increase its (or their) Commitment (or Commitments) up to the amount of any such increase (which increase shall be offered first to the Administrative Agent, then (to the extent any such increase is not fully underwritten by the Administrative Agent) to the existing other Lenders); and/or
(b) second, accepting the offer or offers of any Person or Persons (not then a Lender) constituting an Eligible Assignee to become a new Lender hereto with a Commitment or Commitments up to the amount (or aggregate amount) of any such increase to the extent any such increase is not fully underwritten by the Administrative Agent or existing Lenders; provided, that (i) in no event shall any Lender's Commitment be increased without the consent of such Lender, (ii) if any Loans are outstanding hereunder on the date that any such increase is to become effective, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans reflect the Commitment Percentages of the Lenders after giving effect to any increase pursuant to this Section 2.8, (iii) each such increase shall be in minimum amounts of at least Five Million Dollars ($5,000,000) and (iv) in no event shall any such increase result in the amount of the Aggregate Commitment exceeding $200,000,000. Any increase to the Aggregate Commitment pursuant to clause (a) of the first sentence of this
Section 2.8 shall become effective upon the execution of a Commitment Increase Supplement in the form of Exhibit I-1 hereto, executed by the Borrower, the Administrative Agent and the increasing Lender or Lenders and any increase to the Aggregate Commitment pursuant to clause (b) of the first sentence of this
Section 2.8 shall become effective upon the execution of a New Lender Supplement in the form of Exhibit I-2 hereto by the Borrower, the Administrative Agent and relevant new Lender or Lenders. The Administrative Agent shall forward copies of any such supplement to the Lenders promptly upon receipt thereof.

                                  ARTICLE III

                           LETTER OF CREDIT FACILITY

      SECTION 3.1 L/C Commitment. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit
("Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date through but not including the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the principal amount of outstanding Loans from any Lender to the Borrower would exceed such Lender's Commitment less such Lender's
Commitment Percentage of outstanding Letter of Credit obligations. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $500,000,
(ii) be a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date reasonably satisfactory to the Issuing Lender, which date shall be no later than the Termination Date and
(iv) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

      SECTION 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and
Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall promptly furnish to the Borrower a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's participation therein.

      SECTION 3.3       Commissions and Other Charges.

      (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit multiplied by the Applicable Margin for LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

      (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lender and the Letter of Credit Participants an issuance fee of 0.125% percent per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

      (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received by the Administrative Agent in accordance with their respective Commitment Percentages.

      SECTION 3.4       L/C Participations.

      (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

      (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times
(ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times
(iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

      (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise) or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

      SECTION 3.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrower fails to timely reimburse the Issuing Lender on the date the Borrower receives the notice referred to in this Section 3.5, the Borrower shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount equal to the amount of such drawing and, regardless of whether or not the conditions precedent specified in Article V have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses.

      SECTION 3.6 Obligations Absolute. The Borrower's obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

      SECTION 3.7 Effect of Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this
Article III shall apply.

                                   ARTICLE IV

                            GENERAL LOAN PROVISIONS

      SECTION 4.1       Interest.

      (a) Interest Rate Options. Subject to the provisions of this Section 4.1, at the election of the Borrower, the aggregate principal balance of the Notes or any portion thereof shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in Section 4.1(c) or (B) the LIBOR Rate plus the Applicable Margin as set forth in Section 4.1(c); provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given pursuant to
Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan", each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan." Any Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

      (b) Interest Periods. In connection with each LIBOR Rate Loan, the Borrower, by giving notice at the times described in Section 4.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six (6) months with respect to each LIBOR Rate Loan; provided that:

               (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

               (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

               (iv) no Interest Period shall extend beyond the Termination Date; and

               (v) there shall be no more than five (5) Interest Periods outstanding at any time.

      (c) Applicable Margin. The Applicable Margin provided for in Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall (i) from the Closing Date until the delivery of the Officer's Compliance Certificate and related financial statements for the fiscal quarter ending on March 31, 1999, equal Level I pricing and (ii) for each fiscal quarter thereafter be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate as follows:

                                  Total Debt/                 Applicable                Applicable Base
        Level                       EBITDA                   LIBOR Margin                 Rate Margin
        -----                       ------                   ------------                 -----------
        Level I                      >2.50                       2.00%                       1.00%
                                     -
        Level II                     >2.00                       1.75%                       0.75%
                                     -
        Level III                    >1.50                       1.50%                       0.50%
                                     -
        Level IV                     <1.50                       1.25%                       0.25%

Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the fifth (5th) Business Day after receipt by the Administrative Agent of quarterly financial statements for the Borrower and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of the Borrower and its Subsidiaries as of the most recent fiscal quarter end. Subject to Section 4.1(d), in the event the Borrower fails to deliver such financial statements and certificate within the time required by Sections 7.1 and 7.2, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

      (d) Default Rate. Subject to Section 11.3, at the discretion of the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

      (e) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing March 31, 1999; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three
(3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

      (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrower any interest received by Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

      SECTION 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of its outstanding Base Rate Loans in a principal amount equal to $3,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as

Exhibit E (a "Notice of Conversion/ Continuation") not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business
Day), (C) the principal amount of such Loans to be converted or continued, and
(D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

      SECTION 4.3       Fees.

      (a) Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee on the average monthly un-utilized portion of the Aggregate Commitment, such commitment fee equal to (i) 0.50% per annum if the average monthly utilized portion of the Aggregate Commitment equals or exceeds fifty percent (50%) of the Credit Facility or (ii) 0.75% per annum if the average monthly utilized portion of the Aggregate Commitment is less than fifty percent (50%) of the Credit Facility. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing March 31, 1999, and on the Termination Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages.

      (b) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring and syndicating the Loans and for its obligations hereunder, the Borrower agrees to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower, the Arranger and the Administrative Agent and dated January 9, 1999.

      SECTION 4.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Commitment Percentage (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.8, 4.9, 4.10, 4.11 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 4.1(b)(ii) if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

      SECTION 4.5 Crediting of Payments and Proceeds. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Administrative Agent's and Issuing Lender's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes, the Reimbursement Obligations and any termination payments due in respect of a Hedging Agreement with any Lender (which Hedging Agreement is permitted or required hereunder) (pro rata in accordance with all such amounts due), then to the principal amount of the Notes and Reimbursement Obligations (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 11.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.

      SECTION 4.6 Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

      SECTION 4.7 Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the

Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of
(a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

      SECTION 4.8       Changed Circumstances.

      (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via Telerate Page 3750 or offered to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist (which notification shall be given promptly, but in any event within thirty (30) days after the Administrative Agent obtains actual knowledge that such circumstances no longer exist), the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

      (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist (which notification shall be given promptly, but in any event within thirty (30) days after the Administrative Agent obtains actual knowledge that such circumstances no longer exist), (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

      (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Authority, central bank or comparable agency:

               (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 4.8(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

      SECTION 4.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

      SECTION 4.10 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction.
A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

      SECTION 4.11      Taxes.

      (a) Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and
(ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.11(d).

      (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

      (c) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. The Administrative Agent and the Lenders hereby agree to use reasonable efforts, at the expense of the Borrower, to obtain a refund of any such Taxes or Other Taxes which are not correctly or legally asserted.

      (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

      (e) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms 4224 or Forms 1001, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and
(ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

      (f) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.11 shall survive the payment in full of the Obligations and the termination of the Commitments.

      SECTION 4.12 Security. The Obligations of the Borrower shall be secured as provided in the Security Documents.

      SECTION 4.13 Change in Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.8, 4.9, 4.10 or 4.11 with respect to such Lender, it will use its best efforts to designate another lending office as its Lending Office for any Loans affected by such event with the intent of avoiding the consequence of the event giving rise to the operation of any such Section; provided, that such designation is made on such terms that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage as a consequence thereof.


                                   ARTICLE V

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

      SECTION 5.1 Closing. The closing shall take place at the offices of Kennedy, Covington, Lobdell & Hickman, L.L.P. at 10:00 a.m. on February 17, 1999 or on such other date as the parties hereto shall mutually agree.

      SECTION 5.2 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loan or issue the initial Letter of Credit is subject to the satisfaction of each of the following conditions:

      (a) Executed Loan Documents. This Agreement, the Notes, and the Guaranty and Collateral Agreement shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.

      (b)     Closing Certificates; etc.

               (i) Officer's Certificate of the Borrower. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrower has satisfied each of the closing conditions.

               (ii) Certificate of Secretary of the Borrower. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of incorporation of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of the Borrower as in effect on the date of such certification, (C) resolutions duly adopted by the Board of Directors of the Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.2(b)(iii).

               (iii) Certificates of Good Standing. To the extent requested by the Administrative Agent, the Administrative Agent shall have received long-form certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of organization and each other jurisdiction where the Borrower is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that the Borrower has filed required tax returns and owes no delinquent taxes.

               (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Lenders shall reasonably request.

               (v) Tax Forms. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by
Section 4.11(e) hereof.

      (c)     Collateral.

               (i) Filings and Recordings. All filings and recordations that are necessary to perfect the security interests of the Lenders in the collateral described in the Security Documents (other than the documents, instruments and filings to be delivered after the Closing Date pursuant to Section 8.12, leased sites not listed on Schedule 8.12(c), or as set forth in the Security Documents) shall have been received by the Administrative Agent and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein subject to Liens permitted pursuant to Section 10.3.

               (ii) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against the Borrower under the Uniform Commercial Code (or applicable judicial docket) as in effect in any state in which any of Borrower's assets are located, indicating among other things that its assets are free and clear of any Lien except for Liens permitted hereunder.

               (iii) Hazard and Liability Insurance. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer) of insurance policies in the form required under the Security Documents and including business interruption coverage as reasonably satisfactory to the Administrative Agent.

      (d)     Consents; Defaults.

               (i) Governmental and Third Party Approvals. The Borrower shall have obtained all necessary approvals, authorizations and consents (other than (i) the approvals, authorizations and consents to be delivered after the Closing Date pursuant to Section 8.12, (ii) any approval, authorization, or consent relating to leased sites not listed on Schedule 8.12(c), (iii) any approval, authorization, or consent not required to be delivered pursuant to the Security Documents, and (iv) consents under the PSI Net and GTE Network Services Agreements) of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.

               (ii) Permits and Licenses. All material permits and licenses required under Applicable Laws, necessary to the conduct of the Borrower's business, including, without limitation, if applicable, all Communications Licenses shall have been obtained.

               (iii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

               (iv) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

      (e)     Financial Matters.

               (i) Financial Statements. The Administrative Agent shall have received (A) audited Consolidated financial statements (including balance sheets, related statements of income and retained earnings and cash flows) of the Borrower and its Subsidiaries (excluding the Netcom Acquisition) for Fiscal Year 1997 and 1998, (B) audited Consolidated financial statements (including balance sheets, related statements of income and retained earnings and cash flows) for Netcom, as prepared by Arthur Andersen, L.L.P., for Fiscal Year 1997 and 1998 and (C) unaudited pro forma Consolidated financial statements (including balance sheets, related statements of income and retained earnings and cash flows) of the Borrower and its Subsidiaries (after giving effect to the Netcom Acquisition) as of December 31, 1998, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent.

               (ii) Financial Condition Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer, that (A) the Borrower and its Subsidiaries are Solvent, (B) the Borrower's material payables are current and not past due, (C) attached thereto is a pro forma balance sheet of the Borrower and its Subsidiaries setting forth on a pro forma basis the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of that date, reflecting a pro forma basis the effect of the transactions contemplated herein including the Netcom Acquisition as well as all fees and expenses in connection therewith, and evidencing compliance on a pro forma basis with the covenants contained in Articles IX and X hereof, and (D) attached thereto are the financial projections previously delivered to the Administrative Agent representing the good faith opinions of the Borrower and senior management thereof as to the projected results contained therein.

               (iii) Payment at Closing; Fee Letters. The Borrower shall have paid the fees set forth or referenced in Section 4.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in Section 4.3(b).

      (f)     Conditions to Funding the Netcom Acquisition.

               (i) Asset Purchase Agreement. There shall not have been any material modification, amendment, supplement or waiver to the Asset Purchase Agreement without the prior written consent of the Administrative Agent, including any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the transactions contemplated by the Asset Purchase Agreement or the contents of any disclosure schedules and exhibits; all representations and warranties set forth therein shall be true and correct in all material respects as of the Closing Date and all conditions set forth in the Asset Purchase Agreement shall have been fulfilled to the reasonable satisfaction of the Administrative Agent, including the receipt by the Borrower of all necessary consents (without any waiver or amendment, except as consented to by the Administrative Agent); the transactions contemplated by the Asset Purchase Agreement shall be consummated simultaneously with or prior to the initial borrowing under this Agreement;

               (ii) Network Services Agreement. The Borrower shall have entered into the Network Services Agreement (as defined in the Asset Purchase Agreement) on terms reasonably satisfactory to the Administrative Agent; there shall not have been any material modification, amendment, supplement or waiver to the Network Services Agreement without the prior written consent of the Administrative Agent, including any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the transactions contemplated therein or the contents of any disclosure schedules and exhibits; and

               (iii) Deliveries to the Administrative Agent. The Administrative Agent shall have received a certificate. signed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent confirming that the Netcom Acquisition has closed contemporaneously with the closing of this Agreement and attaching copies of the following final, executed documents (each as defined in the Asset Purchase Agreement):

                             (A) the Asset Purchase Agreement and all exhibits and schedules thereto;

                             (B)    the Bill of Sale;

                             (C)    the Assignment and Assumption of
                                    Contracts and Leases;

                             (D)    the Assumption Agreement;

                             (E)    the Network Services Agreement and all
                                                 exhibits and schedules thereto;

                             (F)    the opinions of Sherman & Howard,
                                    L.L.C. and Hogan & Hartson, L.L.P.
                                    (which such opinions shall expressly
                                    provide for reliance thereon by the
                                    Administrative Agent and Lenders);
                                    and

                             (G)    the resolutions, certificates and
                                    other instruments, as requested by
                                    the Administrative Agent, set forth
                                    in Section 2.6.1 and 2.6.2 of the
                                    Asset Purchase Agreement.

      (g)     Miscellaneous.

               (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrower in accordance with
Section 2.2(a), and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

               (ii) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

               (iii) Due Diligence and Other Documents. The Borrower shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent may reasonably request.

      SECTION 5.3 Conditions to All Extensions of Credit. The obligations of the Lenders to make any Extensions of Credit is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

              (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

              (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) or the issue date with respect to such Letter of Credit or after giving affect to such Letters of Credit on such date.

              (c) Officer's Compliance Certificate; Additional Documents. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      SECTION 6.1 Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Borrower hereby represents and warrants to the Administrative Agent and Lenders both before and after giving effect to the transactions contemplated hereunder that:

      (a) Organization; Power; Qualification. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being conducted (and as hereafter conducted at the time of any supplement to Schedule 6.1(a) required pursuant to Section 8.12) and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Borrower and its Subsidiaries are organized and qualified to do business as of the Closing Date or any date on which Schedule 6.1(a) is supplemented in accordance with
Section 8.12, as applicable, are described on Schedule 6.1(a).

      (b) Ownership. Each Subsidiary of the Borrower as of the Closing Date or any date on which Schedule 6.1(b) is supplemented in accordance with
Section 8.12, as applicable, is listed on Schedule 6.1(b). As of the Closing Date, the Borrower has no Subsidiaries. As of the Closing Date, or any date on which Schedule 6.1(b) is supplemented in accordance with Section 8.12, as applicable, the capitalization of the Borrower and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of the Subsidiaries of the Borrower and the number of shares owned by each as of the Closing Date or any date on which Schedule 6.1(b) is supplemented in accordance with Section 8.12, as applicable, are described on Schedule 6.1(b). As of the Closing Date or any date on which Schedule 6.1(b) is supplemented in accordance with Section 8.12, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Borrower or its Subsidiaries, except as described on Schedule 6.1(b).

      (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Borrower and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

      (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any Material Contract to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents.

      (e) Compliance with Law; Governmental Approvals. Each of the Borrower and its Subsidiaries (i) has all material Governmental Approvals including any necessary Communications Licenses required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in material compliance with each material Governmental Approval applicable to it and in material compliance with all other material Applicable Laws relating to it or any of its respective properties.

      (f) Tax Returns and Payments. Each of the Borrower and its Subsidies has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the payment of such tax is being disputed in good faith and adequate reserves have been established in accordance with GAAP. No Governmental Authority has asserted any Lien or other claim against the Borrower or Subsidiary thereof with respect to material unpaid taxes which has not been discharged or resolved or is not being contested in good faith and for which adequate reserves have been established in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and any of its Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Borrower and any of its Subsidiaries are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional material taxes or assessments for any of such years.

      (g) Intellectual Property Matters. Each of the Borrower and its Subsidiaries owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights (except where such revocation or termination could not reasonably be expected to have a Material Adverse Effect), and neither the Borrower nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

      (h)     Environmental Matters.

               (i) The properties owned, leased or operated by the Borrower anubsidiaries do not contain, and to the Borrower's knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws, except where such violation or liability could not reasonably be expected to result in a Material Adverse Effect;

               (ii) The Borrower, each Subsidiary and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof, except where any such event could not reasonably be expected to result in a Material Adverse Effect;

               (iii)       Neither the Borrower nor any Subsidiary
thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened, except where such notice could not reasonably be expected to result in a Material Adverse Effect;

               (iv) To the Borrower's knowledge, Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by the Borrower and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor since the date of acquisition of such property by the Borrower or its Subsidiaries have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws, except where the failure to so comply or the existence of such contamination could not reasonably be expected to result in a Material Adverse Effect;

               (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary thereof is or is expected to be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower, any Subsidiary or such properties or operations, except where any such event could not reasonably be expected to result in a Material Adverse Effect; and

               (vi) Since the date of the acquisition of any property, there has been no release or to the Borrower's knowledge, threat of release of Hazardous Materials at or from properties owned, leased or operated by the Borrower or any Subsidiary, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws, except where such release could not reasonably be expected to result in a Material Adverse Effect.

      (i)   ERISA.

               (i) As of the Closing Date, neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 6.1(i);

               (ii) The Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code
(A) has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code or (B) is within the remedial amendment period as defined in
Section 401(b) of the Code as of the initial adoption of such Employee Benefit Plan. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

               (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

               (iv)        Neither the Borrower nor any ERISA Affiliate has:
(A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

               (v) No Termination Event has occurred or is reasonably expected to occur; and

               (vi) No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

      (j) Margin Stock. Neither the Borrower nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

      (k) Government Regulation. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

      (l) Material Contracts. Schedule 6.1(l) sets forth a complete and accurate list of all Material Contracts of the Borrower and its Subsidiaries including all network services agreements in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 6.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. The Borrower has delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 6.1(l) or any other Schedule hereto.

      (m) Employee Relations. Each of the Borrower and its Subsidiaries has a stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 6.1(m). The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

      (n) Burdensome Provisions. Neither the Borrower nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Borrower does not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

      (o) Financial Statements. The financial statements required to be provided to the Administrative Agent pursuant to Section 5.2(e)(i)(A) are complete and correct and fairly present the assets, liabilities and financial position of the Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (except in the case of unaudited statement to changes resulting from normal year-end adjustments and items that would be disclosed in footnotes to the audited statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. The Borrower and its Subsidiaries have no Debt, material obligation or other unusual material forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

      (p) No Material Adverse Change. Since December 31, 1997, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Borrower and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

      (q) Solvency. As of the Closing Date and after giving effect to each Extension of Credit made hereunder, the Borrower and its Subsidiaries, taken as a whole, will be Solvent.

      (r) Titles to Properties. Each of the Borrower and its Subsidiaries has such title to the real property owned by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of the Borrower and its Subsidiaries delivered pursuant to
Section 6.1(o), except those which have been disposed of by the Borrower or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

      (s) Liens. None of the properties and assets of the Borrower or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to
Section 10.3. No financing statement under the Uniform Commercial Code of any state which names the Borrower or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Borrower nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section
10.3 hereof.

      (t) Debt and Guaranty Obligations. Schedule 6.1(t) is a complete and correct listing of all Debt and Guaranty Obligations of the Borrower and its Subsidiaries as of the Closing Date in excess of $500,000. The Borrower and its Subsidiaries have performed and are in compliance with all of the material terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower or its Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

      (u) Litigation. Except for matters existing on the Closing Date and set forth on Schedule 6.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of the

Borrower, threatened against or in any other way relating adversely to or affecting the Borrower or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which is reasonably likely to have a Material Adverse Effect.

      (v) Absence of Defaults. No event has occurred or is continuing (i) which constitutes a Default or an Event of Default, or (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any Subsidiary thereof under any Material Contract or judgment, decree or order to which the Borrower or its Subsidiaries is a party or by which the Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor which, with respect to the matters set forth in clause (ii) could reasonably be expected to result in a Material Adverse Effect.

      (w)     Telecommunications Matters

               (i) Communications Licenses. Schedule 6.1(w)(i) hereto sets forth, as of the Closing Date and each subsequent date required pursuant to Section 8.12, a true and complete list of all Communications Licenses (and the expiration dates thereof) of the Borrower and its Subsidiaries pertaining to the provision of internet services, and, if applicable, the jurisdiction served thereby.

               (ii) Condition of Systems. All of the properties, equipment and systems of the Borrower and its Subsidiaries are in good repair, working order and condition, ordinary wear and tear excepted.

               (iii) Subscribers. As of the Closing Date, (A) the number of dial-up, Web-hosting and dedicated access subscribers that are being acquired pursuant to the Netcom Acquisition is not less than 395,000 and the average revenue per such subscriber for the fiscal quarter ending December 31, 1998 was not less than $28.00; and (B) the number of dial-up, Web-hosting and dedicated access subscribers on a Consolidated basis, including the acquired Netcom subscribers, for the Borrower is not less than 1,100,000.

      (x) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Borrower or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by the Borrower or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a material fact to the creditworthiness of the Borrower or its Subsidiaries or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. The Borrower is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Borrower can now foresee, could reasonably be expected to have a Material Adverse Effect.

      SECTION 6.2 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                  ARTICLE VII

                       FINANCIAL INFORMATION AND NOTICES

      Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, the Borrower will furnish or cause to be furnished to the Administrative Agent and to the Lenders at their respective addresses as set forth on Schedule 1, or such other office as may be designated by the Administrative Agent and Lenders from time to time:

      SECTION 7.1       Financial Statements and Projections.

      (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of the first three (3) fiscal quarters on each Fiscal Year, an unaudited Consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

      (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm of nationally recognized standing in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Borrower or any of its Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP.

      (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within thirty (30) days after the beginning of each Fiscal Year, commencing with Fiscal Year 2000, a business plan of the Borrower and its Subsidiaries for the ensuing four (4) fiscal quarters, such plan to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of the Borrower to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of the Borrower and its Subsidiaries for such four (4) quarter period.

      SECTION 7.2 Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Section 7.1 (a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of the chief financial officer or the treasurer of the Borrower in the form of Exhibit F attached hereto (an "Officer's Compliance Certificate").

      SECTION 7.3 Accountants' Certificate. At each time financial statements are delivered pursuant to Section 7.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

      (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

      (b) including the calculations prepared by such accountants required to establish whether or not the Borrower and its Subsidiaries are in compliance with the financial covenants set forth in Article IX hereof as at the end of each respective period.

      SECTION 7.4          Other Reports.

      (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto; and

      (b) Such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

      SECTION 7.5 Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) days after a senior officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

      (a) the commencement of all material proceedings and investigations by or before any Governmental Authority and all material actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses;

      (b) any notice of any material violation received by the Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of material violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

      (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Subsidiary thereof;

      (d) any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against or threatened against the Borrower or any Subsidiary thereof;

      (e) (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any Subsidiary thereof or any of their respective properties may be bound or
(iii) any cancellation or material amendment or modification of any network services agreements that are Material Contracts (other than the PSI Network Services Agreement and the GTE Network Services Agreement);

      (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under
Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

      (g)     any event which makes any of the representations set forth in
Section 6.1 inaccurate in any material respect.

      SECTION 7.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Borrower to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VII or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the Borrower's knowledge thereof.


                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.11, the Borrower will, and will cause each of its Subsidiaries to:

      SECTION 8.1 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 10.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law in which the failure to so qualify would have a Material Adverse Effect.

      SECTION 8.2 Maintenance of Property. In addition to the requirements of any of the Security Documents, protect and preserve all properties useful in and material to its business, including material copyrights, patents, trade names and trademarks; maintain in good working order and condition (reasonable wear and tear and obsolescence excepted) all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

      SECTION 8.3 Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses, including hazard and business interruption coverage, and as may be required by Applicable Law and as are required by any Security Documents, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

      SECTION 8.4 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

      SECTION 8.5 Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Borrower or any Subsidiary thereof may contest any item described in clauses (a) or (b) of this Section 8.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

      SECTION 8.6 Compliance With Laws and Approvals. Observe and remain in material compliance with all Applicable Laws and maintain in full force and effect all material Governmental Approvals, in each case applicable to the conduct of its business.

      SECTION 8.7 Environmental Laws. In addition to and without limiting the generality of Section 8.6, (a) comply in all material respects with, and use its best efforts to ensure such compliance by all of its tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all of its tenants and subtenants obtain and comply with and maintain, any and all material licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and
(c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower or such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

      SECTION 8.8 Compliance with ERISA. In addition to and without limiting the generality of Section 8.6, (a) comply with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability (other than for benefits in accordance with the terms of such Employee Benefit Plan) to any qualified beneficiary as defined in Section 4980B of the Code and (e) furnish to the

Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

      SECTION 8.9 Compliance With Material Contracts . Comply in all material respects with each term, condition and provision of all Material Contracts; provided, that the Borrower or such Subsidiary may contest any such Material Contract in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

      SECTION 8.10 Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date and in lines of business reasonably related thereto.

      SECTION 8.11 Visits and Inspections. Upon reasonable notice and during normal business hours, permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

      SECTION 8.12     Guarantors and Additional Collateral.

      (a) Simultaneously with any Subsidiary of the Borrower (which is not then a Guarantor) owning assets in excess of $1,000 or conducting business or consummating any Permitted Acquisition, cause to be executed and delivered to the Administrative Agent, (i) a Guaranty and Collateral Agreement Supplement substantially in the form of Annex I of the Guaranty and Collateral Agreement,
(A) duly executed by such Subsidiary in favor of the Administrative Agent for the ratable benefit of itself and the Lenders to securing the Guarantor Obligations (as defined therein) and (B) duly executed by the Borrower pledging 100% of its equity interests in such Subsidiary in favor of the Administrative Agent for the ratable benefit of the itself and the Lenders with such changes therein to reflect the pledge by the Borrower of such equity interests as may be reasonably requested by the Administrative Agent or Required Lenders, (ii) any stock certificates or other documents evidencing the Borrower's pledged equity interests in such Subsidiary and (iii) such other Security Documents, closing items and legal opinions reasonably requested by the Administrative Agent and consistent with the requirements of Section 5.2(b), Section 5.2(c) and Section 5.2(d) in order to confirm that such Subsidiary is a Guarantor.

      (b) Upon the delivery of any Guaranty and Collateral Agreement Supplement, additional Security Documents and Collateral pursuant to this
Section 8.12, cause to be delivered to the Administrative Agent (i) favorable legal opinions addressed to the Administrative Agent and Lenders in form and substance reasonably satisfactory thereto with respect to such Security Documents and additional Collateral, (ii) updated versions of Schedule 6.1(a),
Schedule 6.1(b) and Schedule 6.1(w)(i) and (iii) such other documents and closing certificates as may be reasonably requested by the Administrative Agent or Required Lenders consistent with the terms of Article V in order to confirm that such Subsidiary is a Guarantor hereunder and all of the Borrower's equity interest in such Subsidiary has been pledged as Collateral.

      (c) Subject to Section 8.12(d), within ninety (90) days after the Closing Date, cause to be delivered to the Administrative Agent, the following with regard to each leased site location identified in the "Location" column set forth in Schedule 8.12(c) (the "Leased Sites"): (i) collateral assignments of leases in a form appropriate for recording in the applicable jurisdiction and otherwise in form and substance reasonably satisfactory to the Administrative Agent and including any changes reasonably acceptable to the Administrative Agent, (ii) landlord subordination and non-disturbance agreements in form and substance reasonably satisfactory to the Administrative Agent and including any changes reasonably acceptable to the Administrative Agent, (iii) favorable legal opinions addressed to the Administrative Agent and Lenders in form and substance reasonably satisfactory thereto with respect to such recordable collateral assignments of leases and (iv) such other documents and certificates reasonably requested by the Administrative Agent and Required Lenders.

      (d) In the event that the Borrower does not comply with each of the requirements set forth in Section 8.12(c) above for each of the Leased Sites within ninety (90) days after the Closing Date, then on the ninety-first (91st) day after the Closing Date, (i) the Borrower's right to request a Commitment increase pursuant to Section 2.8 shall be terminated, (ii) the Aggregate Commitment shall be automatically and permanently reduced to Twenty Million Dollars ($20,000,000) plus the aggregate amount of the incremental commitment increases set forth on Schedule 8.12(c) (each, an "Incremental Commitment Increase") corresponding to each Leased Site for which the Borrower has fully complied with the provisions of Section 8.12(c); provided that, if the Borrower does not fully comply with the provisions of Section 8.12(c) for the Atlanta, Georgia Leased Site, no Incremental Commitment Increase shall be allowed, (iii) the Applicable Margin shall be deemed to equal the pricing calculated pursuant to Section 4.1(c) for such period plus an additional incremental margin increase (the "Incremental Margin Increase") corresponding to the Aggregate Commitment as reduced pursuant to the terms hereof and reflected in the pricing grid set forth on Schedule 8.12(c) for both LIBOR Rate Loans and Base Rate Loans, and (iv) the Borrower shall deliver a certificate setting forth (x) the Leased Sites for which the Borrower has fully complied with Section 8.12(c),
(y) a calculation of the Aggregate Commitment pursuant to Section 8.12(d), and
(z) a calculation of the Incremental Margin Increase pursuant to Section
8.12(d).

      SECTION 8.13 Year 2000 Compatibility. Take all actions reasonably necessary to assure that the Borrower's computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of the Administrative Agent, the Borrower shall provide reasonable assurances satisfactory to the Administrative Agent of the Borrower's Year 2000 compatibility.

      SECTION 8.14 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

                                   ARTICLE IX

                              FINANCIAL COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, the Borrower and its Subsidiaries on a Consolidated basis will not:

      SECTION 9.1 Leverage Ratio: As of any fiscal quarter end, permit the ratio (the "Leverage Ratio") of (a) Total Debt as of such date to (b) EBITDA to be greater than 3.0 to 1.0.

      SECTION 9.2 Interest Coverage Ratio: As of any fiscal quarter end, permit the ratio of (a) EBITDA to (b) Interest Expense for the period of four
(4) consecutive fiscal quarters ending on or immediately prior to such date to be less than 3.0 to 1.0.

      For purposes of calculating the financial covenants set forth in Sections
9.1 and 9.2, (i) as of the Closing Date, EBITDA shall be equal to $8,858,000 times four (4), (ii) as of the fiscal quarter ending on March 31, 1999, EBITDA shall be equal to the EBITDA for the fiscal quarter ending on such date times four (4) plus one time transaction costs and cost savings attributable to the Netcom Acquisition, not to exceed $2,000,000 which such costs and cost savings are reasonably acceptable to the Administrative Agent, and (iii) for any fiscal quarter thereafter, EBITDA shall be equal to the EBITDA for the preceding two
(2) consecutive fiscal quarters ending on such date times two (2).

      SECTION 9.3 Minimum Net Worth: As of any fiscal quarter end, permit the Net Worth of the Borrower and its Subsidiaries to be less than $175,000,000 plus fifty percent (50%) of net income (to the extent positive) plus seventy-five percent (75%) of the net cash proceeds of any equity issuances after the Closing Date.


                                   ARTICLE X

                               NEGATIVE COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, the Borrower will not and will not permit any of its Subsidiaries to:

      SECTION 10.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except:

      (a)     the Obligations;

      (b) Debt incurred in connection with a Hedging Agreement with a counterparty reasonably satisfactory to the Administrative Agent (unless such counterparty is (i) a Lender, (ii) an affiliate of a Lender or (iii) any third party who would qualify as an Eligible Assignee) and upon terms and conditions reasonably satisfactory to the Administrative Agent;

      (c)     Subordinated Debt not otherwise permitted under this Section
10.1;

      (d) Debt existing on the Closing Date and not otherwise permitted under this Section 10.1, as set forth on Schedule 6.1(t) (or specifically permitted to be excluded from Schedule 6.1(t)) and the renewal and refinancing (but not the increase of the aggregate principal amount thereof) thereof;

      (e) Debt of the Borrower and its Subsidiaries incurred in connection with Capitalized Leases in an aggregate amount not to exceed $10,000,000 on any date of determination;

      (f) purchase money Debt of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000 on any date of determination;

      (g)     Debt consisting of Guaranty Obligations permitted by Section
10.2;

      (h)     Intercompany Debt not otherwise permitted under this Section
10.1; and

      (i) Debt in respect of performance, surety, or appeal bonds provided in the ordinary course of business or in respect of indemnification or other obligations incurred in connection with the disposition of any assets pursuant to Section 10.6.

provided, that no agreement or instrument with respect to Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Borrower to make any payment to the Borrower or any other Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations.

      SECTION 10.2 Limitations on Guaranty Obligations. Create, incur, assume or suffer to exist any Guaranty Obligations except:

      (a) Guaranty Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

      (b) Guaranty Obligations existing on the Closing Date and not otherwise permitted under this Section 10.2, as set forth on Schedule 6.1(t) (or specifically permitted to be excluded from Schedule 6.1(t)) and the renewal and refinancing (but not the increase of the aggregate principal amount thereof) thereof; and

      (c) Guaranty Obligations of the Borrower or any of its Subsidiaries of (i) Debt of the Borrower or any of its Subsidiary or (ii) contract performance obligations of the Borrower or any of its Subsidiaries which do not constitute Debt.

      SECTION 10.3 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

      (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

      (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

      (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations (not to exceed $250,000) under customer service contracts, statutory or regulatory obligations, bank acceptances, surety and appeal bonds, government contracts, performance bonds, and other obligations of a similar nature incurred in the ordinary course of business;

      (d) Liens constituting encumbrances in the nature of municipal ordinances, zoning restrictions, easements and rights or restrictions of record on the use of real property, title defects or other irregularities, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

      (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

      (f) Liens not otherwise permitted by this Section 10.3 and in existence on the Closing Date and described on Schedule 10.3;

      (g) Liens securing Debt permitted under Sections 10.1(e) and 10.1(f); provided that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed the original purchase price or lease payment amount of such property at the time it was acquired or leased; and

      (h)     Liens securing Debt permitted pursuant to Section 10.1(h).

      SECTION 10.4 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including without limitation the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a material portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person except:

      (a) investments not otherwise permitted by this Section 10.4 in Subsidiaries (including without limitation, the creation or capitalization of any Subsidiary) and the other existing loans, advances and investments not otherwise permitted by this Section 10.4 described on Schedule 10.4;

      (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within 120 days from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

      (c) investments by the Borrower or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business of any other Person (whether by the acquisition of capital stock or other equity ownership interests, assets or any combination thereof) which are consummated in accordance with the following requirements of this Section 10.4(c) (any such acquisition, a "Permitted Acquisition"): (i) the acquired Person shall be and substantially all of the acquired assets shall be utilized in a substantially similar business as the Borrower or any Subsidiary thereof,
(ii) with regard to any proposed acquisition or series of related acquisitions having total aggregate consideration in excess of $5,000,000, a description of the relevant proposed acquisition or series of related acquisitions in reasonable detail and the corresponding documentation shall be furnished by the Borrower to the Lenders at least fifteen (15) Business Days prior to the closing date thereof (to be followed by any changed pages and fully executed copies promptly after the creation thereof), (iii) after giving effect to the proposed acquisition, no Default or Event of Default shall have occurred and be continuing (which, for any proposed acquisition or series of related acquisitions having total aggregate consideration in excess of $5,000,000, shall be evidenced by a certificate of the Borrower delivered on the closing date thereof to the Administrative Agent and the Required Lenders in form and substance reasonably satisfactory to the Administrative Agent and demonstrating pro forma compliance with the financial covenants set forth in Article IX and the other terms of the Loan Documents), and (iv) the aggregate cash or any other consideration for any such proposed acquisition and all prior Permitted Acquisitions consummated during the term hereof does not exceed Twenty-Five Million Dollars ($25,000,000);

      (d) investments in the form of deposits for utilities, security deposits, deposits for leases, and similar prepaid expenses incurred in the ordinary course of business;

      (e) loans or advances to employees of the Borrower or any Subsidiary thereof made in the ordinary course of business that do not in the aggregate exceed $1,000,000 at any time outstanding; and

      (f) investments in the form of trade accounts created in the ordinary course of business.

      SECTION 10.5 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

      (a) any Wholly-Owned Subsidiary of the Borrower may merge with the Borrower or any other Wholly-Owned Subsidiary of the Borrower;

      (b) any Wholly-Owned Subsidiary may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 10.4(c); and

      (c) any Wholly-Owned Subsidiary of the Borrower may wind-up into the Borrower or any other Wholly-Owned Subsidiary of the Borrower.

      SECTION 10.6 Limitations on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

      (a)     the sale of inventory in the ordinary course of business;

      (b) the sale of assets no longer used or usable in the business of the Borrower or any of its Subsidiaries;

      (c) the transfer, sale, lease, assignment or other disposition of assets to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

      (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

      (e) the transfer, sale, lease, assignment or other disposition of assets not otherwise permitted pursuant to this Section 10.6; provided that,
(i) the fair market value of all assets
transferred, sold, leased, assigned or otherwise disposed of, pursuant to this
Section 10.6(e), shall not exceed $5,000,000 during the term hereof and (ii) the Net Cash Proceeds received from any such disposition shall be applied in the manner set forth in Section 2.5(b)(ii).

      SECTION 10.7 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that:

      (a) the Borrower or any Subsidiary may pay dividends in shares of its own capital stock; and

      (b) any Subsidiary may pay cash dividends or make distributions to the Borrower.

      SECTION 10.8      Limitations on Exchange and Issuance of Capital
Stock. Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Debt or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, for cash or other property other than capital stock, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

      SECTION 10.9 Transactions with Affiliates. Except as otherwise provided herein, directly or indirectly (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates or (b) enter into, or be a party to, any other transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business which are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

      SECTION 10.10 Certain Accounting Changes. Change its Fiscal Year end, or make any material change in its accounting treatment and reporting practices except as required by GAAP.

      SECTION 10.11 Amendments; Payments and Prepayments of Subordinated Debt. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt.

      SECTION 10.12 Restrictive Agreements. Enter into any Debt which contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles VIII, IX and X hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt.

                                   ARTICLE XI

                              DEFAULT AND REMEDIES

      SECTION 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

      (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

      (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue unremedied for three (3) Business Days.

      (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

      (d) Default in Performance of Certain Covenants. The Borrower shall default in the performance or observance of any covenant or agreement contained
(i) in Section 7.1 or 7.2 of this Agreement and such default shall continue unremedied for a period of three (3) Business Days after written notice thereof from the Administrative Agent or any Lender or (ii) in Section 7.5(e)(i) or Articles IX or X of this Agreement.

      (e) Default in Performance of Other Covenants and Conditions. The Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.

      (f) Hedging Agreement. Any termination payment shall be due by the Borrower under any Hedging Agreement and such amount is not paid within thirty
(30) Business Days of the due date thereof.

      (g) Debt Cross-Default. The Borrower or any of its Subsidiaries shall (i) default in the payment of any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $1,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $1,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

      (h) Other Cross-Defaults. The Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any material obligation or material condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by the Borrower or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Borrower or such Subsidiary to the extent required by GAAP.

      (i) Change in Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than ITC Holding Company, Inc. and its Affiliates) shall obtain ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the common stock or twenty-five percent (25%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower or there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $1,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating the Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a "Change in Control").

      (j) Voluntary Bankruptcy Proceeding. The Borrower or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest within sixty (60) days after the filing thereof any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

      (k) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

      (l) Failure of Agreements. Any provision of this Agreement or of any other Loan Document shall for any reason cease to be valid and binding on the Borrower or Subsidiary party thereto or any such Person shall so state in writing, or this Agreement or any other Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

      (m) Termination Event. The occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or
Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $500,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $500,000.

      (n) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $1,000,000 in any Fiscal Year shall be entered against the Borrower or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

      SECTION 11.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

      (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 11.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.

      (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

      (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrower's Obligations.

      SECTION 11.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.


                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT

      SECTION 12.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints First Union as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes First Union as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

      SECTION 12.2 Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

      SECTION 12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

      SECTION 12.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

      SECTION 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

      SECTION 12.6 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letter of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

      SECTION 12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

      SECTION 12.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

      SECTION 12.9 Resignation of the Administrative Agent; Successor Administrative Agent. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000 and, so long as no Default or Event of Default has occurred and is continuing, such appointment shall be consented to by the Borrower (which consent shall not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000 and, so long as no Default or Event of Default has occurred and is continuing, such appointment shall be consented to by the Borrower (which consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any


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

retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      SECTION 12.10 The Administrative Agent. The Administrative Agent hereby agrees that with respect to any amendment, modification or waiver of this Agreement and the other Loan Documents, the Administrative Agent shall be responsible for the preparation, documentation and execution thereof. In addition, with respect to any action or decision requiring consent or approval of any Lenders, the Administrative Agent shall be responsible for requesting such consent or approval from the Lenders.

                                  ARTICLE XIII

                                 MISCELLANEOUS

      SECTION 13.1      Notices.

      (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

      (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.


      If to the Borrower:     MindSpring Enterprises, Inc.
                              1430 West Peachtree St., NW, Suite 400
                              Atlanta, GA 30309
                              Attention: Mr. Charles Brewer, Chief Executive Officer
                              Telephone No.:  (404) 287-0770 (ext. 2200)
                              Telecopy No.:  (404) 892-7616

      With copies to:         Hogan & Hartson, L.L.P.
      (which shall            555 13th Street, N.W.
      not constitute notice)  Washington, D.C.  20004-1109
                              Attention: Benton R. Hammond, Esq.
                              Telephone No.: (202) 637-5600
                              Telecopy No.:   (202) 637-5910

      If to First Union as    First Union National Bank
       Administrative Agent:  One First Union Center, TW-10
                              301 South College Street
                              Charlotte, North Carolina 28288-0608
                              Attention:  Syndication Agency Services
                              Telephone No.:  (704) 374-2698
                              Telecopy No.:   (704) 383-0288

      If to any Lender:       To the Address set forth on Schedule 1 hereto

      (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

      SECTION 13.2 Expenses; Indemnity. The Borrower will (a) pay all out-of-pocket expenses of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and
(ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and
(c) indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors (each such Person referred to hereafter in this paragraph as an "Indemnified Party"), from and against any losses, penalties, fines, liabilities, damages, costs and expenses, for which any Indemnified Party may become liable to any third party in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document or the Loans, including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

      SECTION 13.3 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

      SECTION 13.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

      SECTION 13.5 Consent to Jurisdiction. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 13.1. Nothing in this Section 13.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

      SECTION 13.6      Binding Arbitration; Waiver of Jury Trial.

      (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

      (b) Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER AND THE BORROWER HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

      SECTION 13.7 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

      SECTION 13.8      Injunctive Relief; Punitive Damages.

      (a) The Borrower recognizes that, upon an Event of Default, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      (b) The Administrative Agent, Lenders and the Borrower (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

      (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

      SECTION 13.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrower or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

      SECTION 13.10     Successors and Assigns; Participations.

      (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

      (b) Assignment by Lenders. Each Lender may, with the consent of the Borrower (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Notes held by it); provided that:

               (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

              (ii) if less than all of the assigning Lender's Commitment is to be assigned, the Commitment so assigned shall not be less than $5,000,000;

             (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit G attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

              (iv) such assignment shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

               (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

      (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

      (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

      (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment as provided in Section 13.10(b), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:

               (i) accept such Assignment and Acceptance;

              (ii) record the information contained therein in the Register;

             (iii) give prompt notice thereof to the Lenders and the Borrower;
and

              (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

Within five (5) Business Days after receipt of a copy of such Assignment and Acceptance, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrower.

      (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:

               (i) each such participation shall be in an amount not less than $5,000,000;

              (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged;

             (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

              (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

               (v) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

              (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitment (except as expressly permitted pursuant to Section 2.8), reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

             (vii) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

      (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrower or any Subsidiary thereof obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided, that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent and Lenders may disclose any such information to the extent such disclosure is required by law or requested by any regulatory authority. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 13.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrower, or any Subsidiary thereof, furnished to such Lender by or on behalf of the Borrower or any Subsidiary thereof; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrower or such Lender (which in the case of an agreement with only such Lender, the Borrower shall be recognized as a third party beneficiary thereof) to preserve the confidentiality of any confidential information relating to the Borrower or any Subsidiary thereof received from such Lender.

      (h) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

      SECTION 13.11 Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents (other than any Hedging Agreement, the terms and conditions of which may be amended, modified or waived by the parties thereto) may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit (except as expressly permitted pursuant to Section 2.8), including, without limitation, any waiver or modification of Section 8.12(c) or 8.12(d), (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation (other than the waiver of prepayments required pursuant to Section 2.5(b)(iii)) or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Borrower's rights and obligations hereunder, (g) release any material portion of the Collateral or release any Security Document (other than as specifically permitted or contemplated in this Agreement or the applicable Security Document) or (h) amend the provisions of this Section 13.11 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of
(a) Article XII shall be made without the written consent of the Administrative Agent and (b) Article III without the written consent of the Issuing Lender affected thereby.

      SECTION 13.12 Performance of Duties. The Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by the Borrower at its sole cost and expense.

      SECTION 13.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

      SECTION 13.14 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

      SECTION 13.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

      SECTION 13.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 13.17 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

      SECTION 13.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

      SECTION 13.19 Inconsistencies with Other Documents; Independent Effect of Covenants. (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided, that any provision of the Security Documents which imposes additional burdens on the Borrower or its Subsidiaries or further restricts the rights of the Borrower or its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

      (b) The Borrower expressly acknowledges and agrees that each covenant contained in Articles VIII, IX, or X hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII, IX, or X if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VIII, IX, or X.

                           [Signature pages to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                    MINDSPRING ENTERPRISES, INC., as Borrower

                                    By: /s/ MICHAEL MISIKOFF
                                        --------------------------------------
                                       Name: Michael Misikoff
                                             ---------------------------------
                                      Title: CFO
                                             ---------------------------------

                           [Signature Pages Continue]




[Credit Agreement]

                                    FIRST UNION NATIONAL BANK,
                                    as Administrative Agent and Lender

                                    By: /s/ C. MARK HEDRICK
                                        --------------------------------------
                                       Name: C. Mark Hedrick
                                             ---------------------------------
                                       Title: Vice President
                                              --------------------------------


                                    FIRST UNION CAPITAL MARKETS CORP.,
                                    as Arranger

                                    By: /s/ C. MARK HEDRICK
                                        --------------------------------------
                                       Name: C. Mark Hedrick
                                             ---------------------------------
                                       Title: Director
                                              --------------------------------




[Credit Agreement]

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as Lender

                                    By: /s/ ED PORST
                                        --------------------------------------
                                       Name: Ed Porst
                                             ---------------------------------
                                       Title: Managing Director
                                              --------------------------------





[Credit Agreement]

                                    ING (US) CAPITAL LLC, as Lender

                                    By: /s/ FRED ASSENHEIMER
                                        --------------------------------------
                                       Name: Fred Assenheimer
                                             ---------------------------------
                                       Title: Managing Director
                                              --------------------------------




[Credit Agreement]

                                    NATIONSBANK, N.A., as Lender

                                    By: /s/ ANNE F. APPLEBY
                                        --------------------------------------
                                       Name: Anne F. Appleby
                                             ---------------------------------
                                       Title: Senior Vice President
                                              --------------------------------







[Credit Agreement]

                                  Schedule 1.1
                            (Lenders and Commitments)


--------------------------------------------------------------------------------
              LENDER                     COMMITMENT            COMMITMENT
                                         PERCENTAGE
--------------------------------------------------------------------------------
First Union National Bank
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608     25%                 $25,000,000
Attention:  Syndication Agency Services
Telephone No.:  (704) 374-2698
Telecopy No.:   (704) 383-0288

--------------------------------------------------------------------------------
Goldman Sachs Credit Partners L.P.
85 Broad Street
14th Floor
New York, NY  10004                      25%                 $25,000,000
Attention:  Rich Katz
Telephone No.:  (212) 902-5492
Telecopy No.:   (212) 357-4451

--------------------------------------------------------------------------------
ING (US) Capital LLC
55 E. 52nd Street
35th Floor
New York, NY  10055                      25%                 $25,000,000
Attention:  Whit Martin
Telephone No.:  (212) 309-8989
Telecopy No.:   (212) 409-5852

--------------------------------------------------------------------------------
NationsBank, N.A.
600 Peachtree Street NE
19th Floor
Atlanta, GA  30308                       25%                 $25,000,000
Attention:  Anne F. Appleby
Telephone No.:  (404) 607-4569
Telecopy No.:   (404) 607-6338

--------------------------------------------------------------------------------

                                   EXHIBIT A
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                          FORM OF REVOLVING CREDIT NOTE

                                      NOTE

$                                                            February   , 1999
 ----------                                                           --


      FOR VALUE RECEIVED, the undersigned, MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), promises to pay to the order of _________________________________ (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of _________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower from time to time pursuant to that certain Credit Agreement, dated as of even date herewith (as amended, restated or otherwise modified, the "Credit Agreement") among the Borrower, the Lenders who are or may become a party thereto (collectively, the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      The unpaid principal amount of this Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

      This Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Note and on which such Obligations may be declared to be immediately due and payable.

      THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

      The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

      The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Note.

      IN WITNESS WHEREOF, the undersigned has executed this Note under seal as of the day and year first above written.

                                    MINDSPRING ENTERPRISES, INC.
[CORPORATE SEAL]

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------





[Revolving Credit Note]

                                   EXHIBIT B
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                          FORM OF NOTICE OF BORROWING

                               NOTICE OF BORROWING

                               Dated as of:
                                          --------

First Union National Bank,
 as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      This irrevocable Notice of Borrowing is delivered to you under Section 2.2(a) of the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent.

      1. The Borrower hereby requests that the Lenders make a Loan to the Borrower in the aggregate principal amount of $___________. (Complete with an amount in accordance with Section 2.2(a) of the Credit Agreement.)

      2. The Borrower hereby requests that such Loan be made on the following Business Day: _____________________. (Complete with a Business Day in accordance with Section 2.2(a) of the Credit Agreement).

      3. The Borrower hereby requests that the Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:


Principal                               Interest Period     Termination Date for
Component                               (LIBOR              Interest Period
of Loan            Interest Rate        Rate only)          (if applicable)

                   [Base Rate or LIBOR
                   Rate]

      4. The principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

      5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

      6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing on this ____ day of _______, ____.

                                    MINDSPRING ENTERPRISES, INC.

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------





[Notice of Borrowing]

                                   EXHIBIT C
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                     FORM OF NOTICE OF ACCOUNT DESIGNATION

                          NOTICE OF ACCOUNT DESIGNATION

                             Dated as of:
                                          ---------

First Union National Bank, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      This Notice of Account Designation is delivered to you under Section 2.2(b) of the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent.

      1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                         -----------------------------
                         ABA Routing Number:
                                             ---------
                         Account Number:
                                         -------------

      2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent.

      3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this _____ day of _______, ____.

                                    MINDSPRING ENTERPRISES, INC.

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------

                                   EXHIBIT D
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                          FORM OF NOTICE OF PREPAYMENT

                              NOTICE OF PREPAYMENT

                              Dated as of:
                                          -------------

First Union National Bank,
 as Administrative Agent
One First Union Center
301 South College Street, TW-10
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

      This irrevocable Notice of Prepayment is delivered to you under Section 2.3(c) of the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent.

      1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]:
____________________. (Complete with an amount in accordance with Section 2.3 of the Credit Agreement.)

      2. The Borrower shall repay the above-referenced Loans on the following Business Day: _______________. (Complete with a Business Day no later than at least one (1) Business Day subsequent to the date of this Notice of Prepayment with respect to any Base Rate Loan and three (3) Business Days subsequent to date of this Notice of Prepayment with respect to any LIBOR Rate Loan.)

      3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of _______, ____.

                                    MINDSPRING ENTERPRISES, INC.

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------





[Notice of Prepayment]

                                   EXHIBIT E
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                        NOTICE OF CONVERSION/CONTINUATION

                           Dated as of:
                                        --------------

First Union National Bank, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 4.2 of the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent.

      1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)

            [ ] Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan

            (a)   The aggregate outstanding principal balance of such Loan is

                  $               .
                   ---------------

            (b)   The principal amount of such Loan to be converted is

                  $               .
                   ---------------

            (c)   The requested effective date of the conversion of such Loan is
                                 .
                  ---------------

            (d)   The requested Interest Period applicable to the converted Loan
                  is                .
                     ---------------

            [ ]   Converting a portion of LIBOR Rate Loan into a Base Rate
                  Loan

            (a)   The aggregate outstanding principal balance of such Loan is

                  $               .
                   ---------------

            (b)   The last day of the current Interest Period for such Loan is
                                 .
                  ---------------

            (c)   The principal amount of such Loan to be converted is

                  $               .
                   ---------------

            (d)   The requested effective date of the conversion of such Loan is
                                 .
                  ---------------

            [ ]Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate
               Loan

            (a)   The aggregate outstanding principal balance of such Loan is

                  $               .
                   ---------------

            (b)   The last day of the current Interest Period for such Loan is
                                 .
                  ---------------

            (c)   The principal amount of such Loan to be continued is

                  $               .
                   ---------------

            (d)   The requested effective date of the continuation of such Loan
                  is                .
                     ---------------

            (e)   The requested Interest Period applicable to the continued Loan
                  is                .
                     ---------------

      2. The principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

      3. All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such Loan.

      4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation this ____ day of __________, ____.

                                    MINDSPRING ENTERPRISES, INC.

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------





[Notice of Conversion/Continuation]

                                   EXHIBIT F
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

                        OFFICER'S COMPLIANCE CERTIFICATE

      The undersigned, on behalf of MINDSPRING ENTERPRISES, INC. (the "Borrower"), hereby certifies to the Administrative Agent and the Lenders (each as defined in the Credit Agreement referred to below), as follows:

      1. This Certificate is delivered to you pursuant to Section 7.2 of the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      2. I have reviewed the financial statements of the Borrower [and its Subsidiaries] dated as of _______________ and for the _______________ PERIOD[S] then ended and such statements fairly present in all material respects the financial condition of the Borrower [and its Subsidiaries] as of the dates indicated and the results of [their] [its] operations and cash flows for the period[s] indicated.

      3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower [and its Subsidiaries] during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto].

      4. The Applicable Margin and calculations determining such figure are set forth on the attached Schedule 1 and the Borrower [and its Subsidiaries] [is/are] in compliance with the financial covenants contained in Article IX of the Credit Agreement as shown on such Schedule 1.

                            [Signature Page Follows]

      WITNESS the following signature as of the _____ day of _________, ____.

                                    MINDSPRING ENTERPRISES, INC.

                                    By:
                                        --------------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------




[Officer's Compliance Certificate]

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

                                   EXHIBIT G
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent



                       FORM OF ASSIGNMENT AND ACCEPTANCE

                            ASSIGNMENT AND ACCEPTANCE

                             Dated as of:
                                          ---------

      Reference is made to the Credit Agreement dated as of February __, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), First Union Capital Markets Corp., as Arranger, and First Union National Bank, as Administrative Agent. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      _____________ (the "Assignor") and _____________ (the "Assignee") agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a ____% interest in and to all of the Assignor's interest, rights and obligations with respect to its Commitment and Loans (including such percentage of the outstanding L/C Obligations) and the Assignor thereby retains ____% of its interest therein. This Assignment and Acceptance is entered pursuant to, and authorized by, Section 13.10(b) of the Credit Agreement.

      2. The Assignor (i) represents that, as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement is ____%, the outstanding balances of its Loans (including its Commitment Percentage of the outstanding L/C Obligations) (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries or the performance or observance by the Borrower or its Subsidiaries of any of their respective obligations under the Credit Agreement or any other instrument or document furnished or executed pursuant thereto; and (iv) attaches the Note delivered to it under the Credit Agreement and requests that the Borrower exchange such Note for new Notes payable to each of the Assignor and the Assignee as follows:






[Assignment and Acceptance]

      Note Payable to the Order of:             Principal Amount of Note:

                                                $
      ---------                                  ---------
                                                $
      ---------                                  ---------

      3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other Lender or Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender;
(vii) agrees to hold all confidential information in a manner consistent with the provisions of Section 13.10(g) of the Credit Agreement; and (viii) includes herewith for the Administrative Agent the two forms required by Section 4.11(e) of the Credit Agreement (if not previously delivered).

      4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for, to the extent required by the Credit Agreement, consent by the Borrower and the Administrative Agent and acceptance and recording in the Register.

      5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents; provided, that to the extent that the Assignor retains any portion of its Commitment, its rights and obligations under the Credit Agreement and the other Loan Documents with respect to such retained portion of its Commitment shall continue to be of full force and effect.

      6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and


                                       2




[Assignment and Acceptance]

Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

      7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

      WITNESS the following signatures as of the ______ day of _____________,

_____.


                                    ASSIGNOR:

                                    ------------------------------------------

                                    By:
                                        --------------------------------------
                                    Title:
                                           -----------------------------------

                                    ASSIGNEE:

                                    ------------------------------------------

                                    By:
                                        --------------------------------------
                                    Title:
                                           -----------------------------------

                                       3




[Assignment and Acceptance]

Acknowledged and Consented to:(1)

MINDSPRING ENTERPRISES, INC.

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


Consented to and Accepted by:

FIRST UNION NATIONAL BANK,
as Administrative Agent

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


------------------------------
    (1)   If applicable pursuant to Section 13.10.

                                       4




[Assignment and Acceptance]

                                   Schedule 1
                                       to
                           Assignment and Acceptance

1.    Effective Date                                                             ,
                                                                     ------------  ----
2.    Assignor's Interest
      Prior to Assignment

      (a)   Commitment Percentage                                                     %

      (b)   Outstanding balance of Commitment Percentage of Loans       $
                                                                         --------------

      (c)   Outstanding balance of Assignor's Commitment
                  Percentage of the L/C Obligations                     $
                                                                         --------------

3.    Assigned Interest (from Section 1) of Loans                                     %
                                                                                 -----

4.    Assignee's Extensions of Credit
      After Effective Date

      (a)   Total outstanding balance of
            Assignee's Commitment Percentage of Loans
            (line 2(b) times line 3)                                    $
                                                                         --------------

      (b)   Total outstanding balance of
            Assignee's Commitment Percentage
            of the L/C Obligations
            (line 2(c) times line 3)                                    $
                                                                         --------------

5.    Retained Interest of Assignor after
      Effective Date

      (a)   Retained Interest (from Section 1) of
            Commitment Percentage                                                     %
                                                                                 -----

      (b)   Outstanding balance of Assignor's
            Commitment Percentage of Loans
            (line 2(b) times line 5(a))                                 $
                                                                         --------------

      (c)   Outstanding balance of Assignor's

            Commitment Percentage of L/C Obligations
            (line 2(c) times line 5(a))                                 $
                                                                         --------------

6.    Payment Instructions

      (a)   If payable to Assignor,
            to the account of Assignor to:

            -----------------------------------

            -----------------------------------
            ABA No.:
                     --------------------------
            Account Name:
                          ---------------------
            Account No.:
                         ----------------------
            Attn:
                  -----------------------------
            Ref:
                 ------------------------------

      (b)   If payable to Assignee, to the account
            of Assignee to:

            -----------------------------------

            -----------------------------------
            ABA No.:
                     --------------------------
            Account Name:
                          ---------------------
            Account No.:
                         ----------------------
            Attn:
                  -----------------------------
            Ref:
                 ------------------------------

                                   EXHIBIT H
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                  FORM OF GUARANTY AND COLLATERAL AGREEMENT

                                    [Insert]
                                 G & C Agreement

                                  EXHIBIT I-1
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                     FORM OF COMMITMENT INCREASE SUPPLEMENT

                         COMMITMENT INCREASE SUPPLEMENT

      THIS COMMITMENT INCREASE SUPPLEMENT, dated as of ____________, ____ (this "Commitment Increase Supplement"), to the Credit Agreement referred to below is entered into by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), and ____________________________ (the "Increasing Lender").

                              Statement of Purpose

      The Borrower is party to a Credit Agreement dated as of February ___, 1999 (as supplemented hereby and as further amended, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Increasing Lender, the other Lenders who are or may become party thereto and the Administrative Agent.

      Pursuant to Section 2.8 of the Credit Agreement, the Borrower is entitled to increase the total amount of the Aggregate Commitment thereunder by accepting the offer of a Lender to increase its Aggregate Commitment thereunder. Pursuant to Section 2.8 of the Credit Agreement, the Increasing Lender, the Borrower, and the Administrative Agent hereby agree that the Aggregate Commitment of the Increasing Lender under the Credit Agreement shall be increased as set forth herein and in connection therewith shall execute this Commitment Increase Supplement. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

      SECTION 1.  Aggregate Commitment Increase.

      Section 1.1 Aggregate Commitment Increase. Pursuant to Section 2.8 of the Credit Agreement, the Increasing Lender hereby agrees that its Aggregate Commitment under the Credit Agreement shall be increased to $___________.

      Section 1.2 Commitment Adjustment. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfer of funds as are necessary in order that the outstanding balance of such Loans reflects the Commitment Percentages of the Lenders after giving effect to the increase in the Aggregate Commitment of the Increasing Lender and the corresponding increase in the Aggregate Commitments pursuant hereto.

      Section 1.3 Updated Schedule. Attached hereto is an updated Schedule 1 to the Credit Agreement revised to include the increase in the Increasing Lender's Commitment thereunder and the corresponding increase in the total amount of the Aggregate Commitments.

      SECTION 2.  Representations and Warranties of the Borrower.

      The Borrower hereby confirms that each of the representations and warranties under the Loan Documents is true and correct in all material respects as of the date hereof unless such representation or warranty relates to an earlier date, in which such case it was true and correct as of such earlier date, and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

      SECTION 3.  General Provisions.

      Section 3.1 Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Commitment Increase Supplement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

      Section 3.2 Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Commitment Increase Supplement including, without limitation, the reasonable fees and disbursements of counsel.

      Section 3.3 Counterparts. This Commitment Increase Supplement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 3.4 Governing Law. THIS COMMITMENT INCREASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF the undersigned have duly executed this Commitment Increase Supplement as of the date first above written.

                                    MINDSPRING ENTERPRISES, INC., as Borrower

[CORPORATE SEAL]

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [SIGNATURE PAGES CONTINUE]






[Commitment Increase Supplement]

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent



                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [SIGNATURE PAGES CONTINUE]






[Commitment Increase Supplement]

                                    [INCREASING LENDER]

[CORPORATE SEAL]

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------






[Commitment Increase Supplement]

                                  EXHIBIT I-2
                                       to
                                Credit Agreement
                         dated as of February 17, 1999
                                  by and among
                         MINDSPRING ENTERPRISES, INC.,
                                  as Borrower,
                           the Lenders party thereto,
                       First Union Capital Markets Corp.,
                                  as Arranger,
                                      and
                           First Union National Bank,
                            as Administrative Agent


                         FORM OF NEW LENDER SUPPLEMENT

                             NEW LENDER SUPPLEMENT

      THIS NEW LENDER SUPPLEMENT dated as of the ____ day of __________, 19___ (this "New Lender Supplement"), to the Credit Agreement referred to below is entered into by and among MINDSPRING ENTERPRISES, INC., a Delaware corporation, as borrower (the "Borrower"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), and ____________________________ (the "New Lender").

                              Statement of Purpose

      The Borrower is party to a Credit Agreement dated as of February ____, 1999 (as supplemented hereby and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders who are or may become party thereto and the Administrative Agent.

      Pursuant to Section 2.8 of the Credit Agreement, the Borrower is entitled to increase the total amount of the Aggregate Commitment thereunder by accepting the offer of any Person (not then a Lender) constituting an Eligible Assignee to become a new Lender thereunder. Pursuant to Section 2.8 of the Credit Agreement, the New Lender, the Borrower and the Administrative Agent hereby agree that the New Lender shall be a Lender under the Credit Agreement and in connection therewith execute this New Lender Supplement. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

      SECTION 1.  Joinder of New Lender.

      Section 1.1 Joinder. Pursuant to Section 2.8 of the Credit Agreement, the New Lender hereby agrees that it is a Lender under the Credit Agreement as if a signatory thereto on the Closing Date, and the New Lender shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. The New Lender hereby agrees that each reference to a "Lender" or the "Lenders" in the Credit Agreement shall include the New Lender. The New Lender acknowledges that it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

      Section 1.2 Commitment Adjustment. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans reflects the Commitment Percentages of the Lenders after giving effect to the joinder of the New Lender pursuant to this New Lender Supplement and any increase in the Aggregate Commitments pursuant hereto.

      Section 1.3 Updated Schedule. Attached hereto is an updated Schedule 1 to the Credit Agreement revised to include the joinder of the New Lender as a Lender and its Commitment thereunder and the corresponding increase in the total amount of the Aggregate Commitments.

      SECTION 2.  Representations and Warranties.

      Section 2.1 Representations and Warranties of the Borrower. The Borrower hereby confirms that each representation and warranty under the Loan Documents is true and correct in all material respects as of the date hereof unless such representation or warranty relates to an earlier date, in which case it was true and correct as of such earlier date and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

      Section 2.2 Representations and Warranties of the New Lender. The New Lender hereby represents and warrants that it is an Eligible Assignee, and it has complied with the provisions of Section 4.11(e) of the Credit Agreement if applicable thereto.

      SECTION 3   General Provisions.

      Section 3.1 Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This New Lender Supplement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

      Section 3.2 Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this New Lender Supplement including, without limitation, the reasonable fees and disbursements of counsel.

      Section 3.3 Counterparts. This New Lender Supplement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 3.4 Governing Law. THIS NEW LENDER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF the undersigned have duly executed this New Lender Supplement as of the date first above written.

                                    MINDSPRING ENTERPRISES, INC., as Borrower

[CORPORATE SEAL]

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [SIGNATURE PAGES CONTINUE]






[New Lender Supplement]

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [SIGNATURE PAGES CONTINUE]






[New Lender Supplement]

                                    [NEW LENDER]



                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------






[New Lender Supplement]